UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: June 24, 2014

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11 th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

Acquisition of Choose Digital

On June 24, 2014, Viggle Inc., a Delaware corporation (“Viggle”), and Viggle Merger Sub III Inc., a Delaware corporation and wholly-owned subsidiary of Viggle (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Choose Digital Inc., a Delaware corporation (“Choose Digital”), certain stockholders of Choose Digital (solely with respect to Articles 1, 5 and 6 and Subsection 10.1) and Amossyklein Family Holdings, LLLP, a Florida limited liability limited partnership (solely in its capacity as the Stockholders’ Agent).

The Merger Agreement and the transactions contemplated thereby have been approved by the board of directors of each of Viggle, Merger Sub and Choose Digital. Within twenty four hours following the execution and delivery of the Merger Agreement, Choose Digital delivered to Viggle and Merger Sub the irrevocable written consent (the “Written Consent”) of certain of the holders of Choose Digital common stock (the “Choose Digital Common Stock”) and Choose Digital preferred stock (the “Choose Digital Preferred Stock” and, collectively with the Choose Digital Common Stock, the “Choose Digital Capital Stock”) adopting and approving the Merger Agreement and the transactions contemplated thereby. Following receipt of the Written Consent, upon the terms set forth in the Merger Agreement, Merger Sub merged with and into Choose Digital (the “Merger”), with Choose Digital continuing as the surviving corporation and a wholly-owned subsidiary of Viggle.

In connection with the Merger, all outstanding shares of Choose Digital Capital Stock, along with certain promissory notes payable by Choose Digital, were converted into the right to receive in the aggregate (A) approximately 1,963,309 shares of Viggle common stock (the “Stock Consideration”), plus (B) a contingent payment, to be made within five Business Days after the first anniversary of the Closing Date, in an aggregate amount up to $4,791,673.94, depending on the trading price of Viggle common stock at that time.

The Merger Agreement contains customary representations, warranties and covenants of Viggle, Merger Sub and Choose Digital.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed with this Current Report on Form 8-K.

The Merger Agreement has been included to provide investors with information regarding the terms of the Merger and the other transactions contemplated thereby.  The Merger Agreement is not intended to provide any other factual information about Viggle, Choose Digital or their respective subsidiaries or affiliates.  The Merger Agreement contains representations and warranties of Viggle and Choose Digital.  The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.  Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Viggle, Choose Digital and their respective subsidiaries that are included in reports, statements and other filings made by Viggle with the Securities and Exchange Commission.

The Merger Agreement also contained certain registration rights, effective at the closing of the Merger, pursuant to which Viggle granted piggy-back registration rights to the shareholders and noteholders of Choose Digital for a specified period following October 30, 2014.

Also pursuant to the Merger Agreement, Viggle entered into a lockup agreement, effective at the closing of the Merger, with certain shareholders and noteholders of Choose Digital, pursuant to which such shareholders and noteholders party thereto are prohibited from selling shares of Viggle common stock until the date that is six months following the closing of the Merger.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The issuance of the shares of Viggle common stock in connection with the Merger as described above is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act (“Regulation D”). Prior to the issuance of the shares of Viggle common stock, each of the Choose Digital shareholders and noteholders made certain representations to Viggle as required by Regulation D. Viggle has not and will not engage in general solicitation or advertising with regard to the issuance of the shares of Viggle common stock pursuant to the Merger Agreement and has not and will not offer securities to the public in connection with the issuance of the shares of Viggle common stock pursuant to the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(a) Financial statements of business acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, Viggle will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of Choose Digital was required to be filed.

(b) Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of Choose Digital was required to be filed.

(d)    Exhibits.

2.1
Agreement and Plan of Merger, dated as of June 24, 2014, by and among Viggle Inc., Viggle Merger Sub III Inc., Choose Digital Inc., certain stockholders of Choose Digital Inc. (solely with respect to Articles 1, 5 and 6 and Subsection 10.1) and Amossyklein Family Holdings, LLLP, a Florida limited liability limited partnership (solely in its capacity as the Stockholders’ Agent).

99.1        Press Release issued June 24, 2014.

Additional Information About The Merger and Forward-Looking Statements

This document contains forward-looking statements concerning the Merger, future financial and operating results, benefits and synergies of the Merger, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Merger to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which Viggle and Choose Digital operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Viggle’s SEC filings, including Viggle’s Annual Report on Form 10-K for the year ended June 30, 2013 and Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2014. These forward-looking statements speak only as of the date of this communication and Viggle assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Exhibits

The documents set forth below are filed herewith.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of June 24, 2014, by and among Viggle Inc., Viggle Merger Sub III Inc., Choose Digital Inc., certain stockholders of Choose Digital Inc., and (solely with respect to Articles 1, 5 and 6 and Subsection 10.1) Amossyklein Family Holdings, LLLP (solely in its capacity as the Stockholders’ Agent).

99.1	Press Release issued June 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: June 25, 2014	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

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